Exhibit 21.1

LIST OF SUBSIDIARIES

CORPORATIONS

ADVENTA HOSPICE, INC., a Florida corporation

ADVENTA HOSPICE SERVICES OF FLORIDA, INC., a Florida corporation

AMEDISYS, INC., a Louisiana corporation

AMEDISYS HOME HEALTH, INC. OF ALABAMA, an Alabama corporation

AMEDISYS HOME HEALTH, INC. OF FLORIDA, a Florida corporation

AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation

AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation

AMEDISYS SPECIALIZED MEDICAL SERVICES, INC., a Louisiana corporation

HHC, Inc., a Tennessee corporation

HMR ACQUISITION, INC., a Delaware corporation

HOME HEALTH OF ALEXANDRIA, INC., a Louisiana corporation

HOUSECALL, INC., a Tennessee corporation

HOUSECALL HOME HEALTH, INC., a Tennessee corporation

HOUSECALL MEDICAL RESOURCES, INC., a Delaware corporation

HOUSECALL MEDICAL SERVICES, INC., a Tennessee corporation

HOUSECALL SCS MANAGEMENT, INC., a Florida corporation

HOUSECALL SIC MANAGEMENT, INC., a Florida corporation

HOUSECALL SUPPORTIVE SERVICES, INC., a Florida corporation

HORIZONS HOSPICE CARE, INC., an Alabama corporation

LIMITED LIABILITY COMPANIES

AMEDISYS AIR, L.L.C., a Louisiana limited liability company

AMEDISYS ALASKA, L.L.C., an Alaska limited liability company

AMEDISYS ARIZONA, L.L.C., an Arizona limited liability company

AMEDISYS ARKANSAS, L.L.C., an Arkansas limited liability company

AMEDISYS CALIFORNIA, L.L.C., a California limited liability company

AMEDISYS COLORADO, L.L.C., a Colorado limited liability company

AMEDISYS CONNECTICUT, L.L.C., a Connecticut limited liability company

AMEDISYS DELAWARE, L.L.C., a Delaware limited liability company

AMEDISYS EQUITY GROUP, L.L.C., a Louisiana limited liability company

AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company

AMEDISYS HEALTH MANAGEMENT, L.L.C., a Texas limited liability company

AMEDISYS HOLDING, L.L.C., a Louisiana limited liability company

AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company

AMEDISYS HMA ACQUISITION, L.L.C., a Louisiana limited liability company

AMEDISYS ILLINOIS, L.L.C., an Illinois limited liability company

AMEDISYS INDIANA, L.L.C., an Indiana limited liability company

AMEDISYS IOWA, L.L.C., an Iowa limited liability company

AMEDISYS KANSAS, L.L.C., a Kansas limited liability company

AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company

AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company

AMEDISYS MAINE, P.L.L.C., a Maine professional limited liability company

AMEDISYS MARYLAND, L.L.C., a Maryland limited liability company

AMEDISYS MICHIGAN, L.L.C., a Michigan limited liability company

AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company

AMEDISYS MISSOURI, L.L.C., a Missouri limited liability company

AMEDISYS NEVADA, L.L.C., a Nevada limited liability company

AMEDISYS NEW HAMPSHIRE, L.L.C., a New Hampshire limited liability company

AMEDISYS NEW MEXICO, L.L.C., a New Mexico limited liability company

AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company

AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company

AMEDISYS OHIO, L.L.C., an Ohio limited liability company

AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS OREGON, L.L.C., an Oregon limited liability company

AMEDISYS PAC, L.L.C. a Louisiana limited liability company

AMEDISYS PENNSYLVANIA, L.L.C., a Pennsylvania limited liability company

AMEDISYS PROPERTY, L.L.C., a Louisiana limited liability company

AMEDISYS PUERTO RICO, L.L.C., a Puerto Rican limited liability company

AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company

AMEDISYS RHODE ISLAND, L.L.C., a Rhode Island limited liability company

AMEDISYS SC, L.L.C., a South Carolina limited liability company

AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company

AMEDISYS SP-IN, L.L.C., an Indiana limited liability company

AMEDISYS SP-KY, L.L.C., a Kentucky limited liability company

AMEDISYS SP-OH, L.L.C., an Ohio limited liability company

AMEDISYS SP-TN, L.L.C., a Tennessee limited liability company

AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company

AMEDISYS TLC ACQUISITION, L.L.C., a Louisiana limited liability company

AMEDISYS UTAH, L.L.C., a Utah limited liability company

AMEDISYS WASHINGTON, L.L.C., a Washington limited liability company

AMEDISYS WEST VIRGINIA, L.L.C., a West Virginia limited liability company

AMEDISYS WISCONSIN, L.L.C., a Wisconsin limited liability company

AMEDISYS WYOMING, L.L.C., a Wyoming limited liability company

ARNICA THERAPY SERVICES, L.L.C., a Louisiana limited liability company

LIMITED PARTNERSHIPS

AMEDISYS PRIVATE DUTY OF TEXAS, LTD, a Texas limited partnership

AMEDISYS TEXAS, LTD, a Texas limited partnership

JOINT VENTURES

HEART OF THE ROCKIES HOME HEALTH, LLC, a Delaware limited liability company (50% ownership)

d/b/a Upper Arkansas Home Health, an Amedisys Partner

d/b/a Angel of Shavano Hospice, an Amedisys Partner

PORTNEUF HOME HEALTH CARE, LLC, a Delaware limited liability company (50% ownership)

SAINT ALPHONSUS HOME HEALTH AND HOSPICE, LLC, a Delaware limited liability company (73.6% ownership)

d/b/a Saint Alphonsus Home Health and Hospice, an Amedisys Partner

d/b/a Four Rivers Hospice, an Amedisys Partner

WENTWORTH HOME CARE AND HOSPICE, LLC, a New Hampshire limited liability company (50% ownership)

d/b/a Wentworth Home Care and Hospice, an Amedisys Partner

TRI-CITIES HOME HEALTH, LLC, a Delaware limited liability company (50% ownership)

d/b/a Tri-Cities Home Health

MARIETTA HOME HEALTH AND HOSPICE, L.L.C., an Ohio limited liability company (50% ownership)

TRADE NAMES

Alabama:

Amedisys Home Health Lakeshore of Birmingham (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Anniston (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Bay Minette (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Birmingham (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Blountsville (trade name of Amedisys Home Health, Inc of Alabama)

Amedisys Home Health of Brent (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Brewton (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Citronelle (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Clanton (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Demopolis (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Fairhope (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Fayette (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Foley (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Ft. Deposit (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Ft. Payne (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Gadsden (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Huntsville (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Mobile (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Montgomery (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Monroeville (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of New Hope (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Opelika (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Ozark (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Reform (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Roanoke (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Selma (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Sylacauga (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Thomasville (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Tuscaloosa (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Home Health of Walker (trade name of Amedisys Home Health, Inc. of Alabama)

Amedisys Hospice Care of Birmingham (trade name of Amedisys Hospice, L.L.C.)

Amedisys Hospice Care of Gadsden (trade name of Amedisys Hospice, L.L.C.)

Amedisys Hospice Care of Tuscaloosa (trade name of Amedisys Hospice, L.L.C.)

Alaska:

Denali Home Health and Hospice (trade name of Amedisys Alaska, L.L.C.)

Arizona:

Amedisys Home Health of Phoenix (trade name of Amedisys Arizona, L.L.C.)

Amedisys Home Health of Tempe (trade name of Amedisys Arizona, L.L.C.)

Amedisys Home Health of Glendale (trade name of Amedisys Arizona, L.L.C.)

Arkansas:

Amedisys Home Health Care of Arkansas (trade name of Amedisys Arkansas, L.L.C.)

Amedisys Home Health of Searcy (trade name of Amedisys Arkansas, L.L.C.)

Hulbert Therapy Services, an Amedisys Company (trade name of Arnica Therapy Services, L.L.C.)

Florida:

Amedisys Gulf Coast (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Gulf Coast (trade name of Housecall Home Health, Inc.)

Amedisys Home Health (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Bradenton (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Brandon (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Broward County (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Lakeland (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Miami-Dade (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Mid-Florida (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Palm Beach (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of the Panhandle (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Port St. Lucie (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Tallahassee (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys Home Health of Vero Beach (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of West Palm Beach (trade name of Amedisys South Florida, L.L.C.)

Amedisys Home Health of Winter Haven (trade name of Amedisys Home Health, Inc. of Florida)

Amedisys of Central and Eastern Florida (trade name of Housecall Home Health, Inc.)

Amedisys of East Coast Florida (trade name of Housecall Home Health, Inc.)

Amedisys of Lake Wales (trade name of Housecall Home Health, Inc.)

Amedisys of Mid-Northwest Florida (trade name of Housecall Supportive Services, Inc.)

Amedisys of North Central Florida (trade name of Housecall Home Health, Inc.)

Amedisys of North Florida (trade name of Housecall Home Health, Inc.)

Amedisys of North Tampa (trade name of Housecall Supportive Services, Inc.)

Amedisys of Northwest Florida (trade name of Housecall Home Health, Inc.)

Amedisys of South Tampa (trade name of Housecall Supportive Services, Inc.)

Amedisys of South West Florida (trade name of Housecall Home Health, Inc.)

Amedisys of the South Coast (trade name of Housecall Supportive Services, Inc.)

Amedisys Housecall of Florida (trade name of Housecall Home Health, Inc.)

Housecall Home Healthcare (trade name of Housecall Home Health, Inc.)

Housecall Home Healthcare (trade name of Housecall Supportive Services, Inc.)

Georgia:

Amedisys Home Health of Blue Ridge (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Brunswick (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Butler (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Columbus (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Covington (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Ellaville (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Jeffersonville (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Griffin (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Jasper (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Macon (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Madison (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Milledgeville (trade name of Amedisys Georgia, L.L.C.)

Amedisys Home Health of Thomaston (trade name of Amedisys Northwest, L.L.C.)

Amedisys Home Health of Valdosta (trade name of Amedisys Georgia, L.L.C.)

Amedisys Northwest Home Health (trade name of Amedisys Georgia, L.L.C.)

Central Home Health Care, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Coosa Valley Home Health, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

North Georgia Home Health Agency, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Tugaloo Home Health Agency, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Winyah Home Health Care, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

CareOne Home Health Services, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

Illinois:

Amedisys Home Health of Belleville (trade name of Amedisys Illinois, L.L.C.)

Amedisys Home Health of Carni (trade name of Amedisys Illinois, L.L.C.)

Amedisys Home Health of Oak Park (trade name of Amedisys Illinois, L.L.C.)

Amedisys Home Health of Shiloh (trade name of Amedisys Illinois, L.L.C.)

Dyna Care Home Health of Tinley Park, an Amedisys Company (trade name of Amedisys Illinois, L.L.C.)

Dyne Care Home Health of Hinsdale, an Amedisys Company (trade name of Amedisys Illinois, L.L.C.)

Dyna Care Home Health of Chicago, an Amedisys Company (trade name of Amedisys Illinois, L.L.C.)

Dyna Care Home Health of Algonquin, an Amedisys Company (trade name of Amedisys Illinois, L.L.C.)

Dyna Care Home Health of Joliet, an Amedisys Company (trade name of Amedisys Illinois, L.L.C.)

Indiana:

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

Amedisys of Evansville (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Bloomington (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Fort Wayne (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Jeffersonville (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Marion (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of New Albany (trade name of Housecall Home Health, Inc.)

Amedisys Home Health of Muncie (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys Home Health of Terre Haute (trade name of Amedisys Sp-IN, L.L.C.)

Amedisys of Indianapolis (trade name of Amedisys Sp-IN, L.L.C.)

Dyna Care Home Health of Munster (trade name of Amedisys Indiana, L.L.C.)

Spectracare Home Health – Southern Indiana, an Amedisys Company (trade name of Amedisys Sp-IN, L.L.C.)

Kansas

Adventa Hospice of Butler County, an Amedisys Company (trade name of Amedisys Kansas, L.L.C.)

Adventa Hospice of Wichita, an Amedisys Company (trade name of Amedisys Kansas, L.L.C.)

Total HomeCare, an Amedisys Company (trade name of Amedisys Kansas, L.L.C.)

Kentucky:

Amedisys Home Health of Lexington (trade name of Amedisys Sp-KY, L.L.C.)

Amedisys Home Health of Louisville (trade name of Housecall Home Health, Inc.)

Amedisys Home Health of Louisville South (trade name of Amedisys Sp-KY, L.L.C.)

Amedisys Home Health of Shepherdsville (trade name of Housecall Home Health, Inc.)

Gateway Home Health, an Amedisys Company (trade name of Amedisys Sp-KY, L.L.C.)

Louisiana:

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

Adventa Hospice of Louisiana (trade name of Amedisys Hospice, L.L.C.)

Amedisys Home Health of Alexandria (trade name of Home Health of Alexandria, Inc.)

Amedisys Home Health of Baton Rouge (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Lafayette (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Metairie (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Home Health of Opelousas (trade name of Amedisys Louisiana, L.L.C.)

Amedisys Hospice Care of Baton Rouge (trade name of Amedisys Hospice, L.L.C.)

Metro Preferred Home Care, an Amedisys Company (trade name of Amedisys LA Acquisitions, L.L.C. and Amedisys Louisiana, L.L.C.)

Maryland:

Amedisys Home Health of Maryland (trade name of Amedisys Maryland, L.L.C.)

Amedisys Home Health of Westminster (trade name of Amedisys Maryland, L.L.C.)

Michigan:

Amedisys Home Health of Detroit (trade name of Amedisys Michigan, L.L.C.)

Amedisys Home Health of Warren (trade name of Amedisys Michigan, L.L.C.)

Mississippi:

Amedisys Home Health of Biloxi (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Collins (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Hattiesburg (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Jackson (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Laurel (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Pascagoula (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Picayune (trade name of Amedisys Mississippi, L.L.C.)

Amedisys Home Health of Vicksburg (trade name of Amedisys Mississippi, L.L.C.)

Professional Home Health, an Amedisys Company (trade name of Amedisys Mississippi, L.L.C.)

Missouri:

Amedisys Home Health of Joplin (trade name of Amedisys Missouri, L.L.C.)

Amedisys Home Health of Missouri (trade name of Amedisys Missouri, L.L.C.)

Amedisys Home Health of Springfield (trade name of Amedisys Missouri, L.L.C.)

Amedisys of Missouri (trade name of Amedisys Missouri, L.L.C.)

New Hampshire

Amedisys Home Health (trade name of Amedisys New Hampshire, L.L.C.)

Adventa Hospice, an Amedisys Company (trade name of Amedisys New Hampshire, L.L.C.)

North Carolina:

Amedisys Home Health of Chapel Hill (trade name of Amedisys North Carolina, L.L.C.)

Amedisys Home Health of Fayetteville (trade name of Amedisys North Carolina, L.L.C.)

Amedisys Home Health of Lexington (trade name of Amedisys North Carolina, L.L.C.)

Amedisys Home Health of Winston-Salem (trade name of Amedisys North Carolina, L.L.C.)

Ohio:

Amedisys Home Health of Columbus (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys Home Health of Kentucky (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys Home Health of Middletown (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys Home Health of Springfield (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys Home Health of Toledo (trade name of Amedisys Ohio, L.L.C.)

Amedisys of Cincinnati (trade name of Amedisys Sp-OH, L.L.C.)

Amedisys of Dayton (trade name of Amedisys Sp-OH, L.L.C.)

Oklahoma:

Amedisys Home Health of Anadarko (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Bartlesville (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Claremore (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Enid (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Gore (trade name of Amedisys Quality Oklahoma, L.L.C.)

Amedisys Home Health of Grove (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Hominy (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Oklahoma City (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Prague (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Seminole (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Stilwell (trade name of Amedisys Quality Oklahoma, L.L.C.)

Amedisys Home Health of Stroud (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Sulphur (trade name of Amedisys Oklahoma, L.L.C.)

Amedisys Home Health of Tulsa (trade name of Amedisys Oklahoma, L.L.C.) Amedisys Home Health of Yukon (trade name of Amedisys Oklahoma, L.L.C.)

Hulbert Therapy Services, L.L.C. (trade name of Arnica Therapy Services, L.L.C.)

Oregon

Community Homecare Northwest, an Amedisys Company (trade name of Amedisys Oregon, L.L.C.)

Community Homecare Williamette Valley, an Amedisys Company (trade name of Amedisys Oregon, L.L.C.)

Douglas Home Care, an Amedisys Company (trade name of Amedisys

Puerto Rico

Estancia Homecare, an Amedisys Company (trade name of Amedisys Puerto Rico, L.L.C.)

South Carolina:

Amedisys Home Healthcare (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Clinton (trade name of Amedisys Home Health, Inc. of South Carolina)

Amedisys Home Health of Conway (trade name of Amedisys Home Health, Inc. of South Carolina)

Amedisys Home Health of Camden (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Charleston (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Conway (trade name of Amedisys Home Health, Inc. of South Carolina)

Amedisys Home Health of Georgetown (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Georgetown East (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Greenville (trade name of Amedisys Home Health, Inc. of South Carolina)

Amedisys Home Health of Hilton Head (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Myrtle Beach (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health of Newbery (trade name of Amedisys SC, L.L.C.)

Amedisys Home Health of Orangeburg (trade name of Amedisys SC, L.L.C.)

Amedisys Home Health of Sumter (trade name of Amedisys SC, L.L.C.)

Amedisys Home Health of West Columbia (trade name of Amedisys SC, L.L.C.)

Amedisys Home Health Care of Mount Pleasant (trade name of Amedisys South Carolina, L.L.C.)

Amedisys Home Health Care of North Charleston (trade name of Amedisys SC, L.L.C.)

Amedisys Home Health Care of Walterboro (trade name of Amedisys SC, L.L.C.)

CareOne Home Health Services, an Amedisys Company (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care Midlands, Inc. (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care of the Lowcountry, LLC (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care of the Grand Strand, LLC (trade name of Amedisys SC, L.L.C.)

Winyah Home Health Care, Inc. (trade name of Amedisys SC, L.L.C.)

Tennessee:

Adventa Hospice of Tennessee (trade name of Amedisys Hospice, L.L.C.)

Amedisys (trade name of Amedisys Tennessee, L.L.C.)

Amedisys Home Care (trade name of Amedisys Tennessee, L.L.C.)

Amedisys Home Health (trade name of Amedisys Tennessee, L.L.C.)

Amedisys Home Health Care (trade name of HHC, Inc.)

Amedisys Home Health of Tennessee (trade name of Amedisys Tennessee, L.L.C.)

Amedisys Hospice Care of Memphis (trade name of Amedisys Hospice, L.L.C.)

Amedisys of Nashville East (trade name of Amedisys Sp-TN, L.L.C.)

Arete Medical Services of Southeast Tennessee (trade name of Arete Medical Services, L.L.C.)

Housecall Home Health Care (trade name of HHC, Inc.)

Texas:

Adventa Hospice (trade name of Amedisys Hospice, L.L.C.)

All Saints Home Care, an Amedisys Company (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health, Formerly St. Luke’s Home Health (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Arlington (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Beaumont (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Cleburne (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Conroe (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Corpus Christi (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Dallas (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Denton (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Fort Worth (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Galveston (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Houston (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Huntsville (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Kingsville (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of McKinney (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of North Houston (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Northwest Houston (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Rockwall (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of San Antonio (trade name of Amedisys Texas, Ltd.)

Amedisys Home Health of Waco (trade name of Amedisys Texas, Ltd.)

Cypress Fairbanks, an Amedisys Company (trade name of Amedisys Texas, Ltd.)

Dyna Care Conroe, an Amedisys Company (trade name of Amedisys Texas, Ltd.)

Dyna Care North Houston, an Amedisys Company (trade name of Amedisys Texas, Ltd.)

Virginia:

Amedisys Home Health of Annandale (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Blacksburg (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Chesapeake (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Chesterfield (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Clintwood (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Charlottesville (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Duffield (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Fredericksburg (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Goochland (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Jetersville (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Lebanon (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Lexington (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Mechanicsville (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Newport News (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Petersville (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Weber City (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Wytheville (trade name of Amedisys Home Health, Inc. of Virginia)

Amedisys Home Health of Botetourt (trade name of HHC, Inc.)

Amedisys Home Health of Fincastle (trade name of HHC, Inc.)

Amedisys Home Health of Lynchburg (trade name of HHC, Inc.)

Amedisys Home Health of Martinsville (trade name of HHC, Inc.)

Amedisys Home Health of Roanoke (trade name of HHC, Inc.)

Amedisys Home Health of Salem (trade name of HHC, Inc.)

Freedom Home Health, an Amedisys Company (trade name of Amedisys Home Health, Inc. of Virginia)

NCare Home Health, an Amedisys Company (trade name of Amedisys Home Health, Inc. of Virginia)

West Virginia:

Amedisys Home Health (trade name of Amedisys West Virginia, L.L.C.)

Amedisys Home Health of Charleston (trade name of Amedisys West Virginia, L.L.C.)

Amedisys Home Health Care (trade name of Amedisys West Virginia, L.L.C.)

Extend-A-Care Home Health, an Amedisys Company (trade name of Amedisys West Virginia, L.L.C.)

Serv-Care Home Health, an Amedisys Company (trade name of Amedisys West Virginia, L.L.C.)

West Virginia Home Health Services, an Amedisys Company (trade name of Amedisys West Virginia, L.L.C.)

Wyoming

Lander/Riverton Home Care of Fremont (trade name of Amedisys Wyoming, L.L.C.)